UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 24, 2004



Commission        Registrant; State of Incorporation;          I.R.S. Employer
File Number          Address; and Telephone Number            Identification No.
-----------       -----------------------------------         ------------------

333-21011       FIRSTENERGY CORP.                                 34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, Ohio  44308
                Telephone (800)736-3402


1-2323          THE CLEVELAND ELECTRIC ILLUMINATING COMPANY       34-0150020
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402


1-3583          THE TOLEDO EDISON COMPANY                         34-4375005
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

Item 5.  Other Events

         As part of its informal inquiry, which began last September, the U. S. Securities and Exchange Commission has requested in a letter dated June 24, 2004, that FirstEnergy Corp. (Company) voluntarily provide information and documents related to an extended outage at the Davis-Besse Nuclear Power Station (which is owned by the Company's wholly owned subsidiaries, The Cleveland Electric Illuminating Company and The Toledo Edison Company) that began in 2002. The Company intends to comply with this request and continue to cooperate fully with this inquiry.


Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate", "potential", "expect", "believe", "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions and the outcome of governmental investigations (including revocation of necessary licenses or operating permits), availability and cost of capital, the continuing availability and operation of generating units, the inability to accomplish or realize anticipated benefits of strategic goals, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003 regional power outage and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to that outage, the final outcome in the proceeding related to the registrants' Application for a Rate Stabilization Plan, the risks and other factors discussed from time to time in the registrants' Securities and Exchange Commission filings, including their annual report on Form 10-K (as amended) for the year ended December 31, 2003, and their Form 10-Q for the quarter ended March 31, 2004, and other similar factors. The registrants expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



June 28, 2004


                                                 FIRSTENERGY CORP.
                                                 -----------------
                                                    Registrant

                                             THE CLEVELAND ELECTRIC
                                             ----------------------
                                              ILLUMINATING COMPANY
                                             ----------------------
                                                    Registrant

                                           THE TOLEDO EDISON COMPANY
                                           -------------------------
                                                    Registrant



                                            /s/  Jeffrey R. Kalata
                                     --------------------------------------
                                                 Jeffrey R. Kalata
                                                Assistant Controller